October 27, 2017

DBX ETF TRUST

Xtrackers USD High Yield Corporate Bond ETF

(the “Fund”)

Supplement to the Fund’s Summary Prospectus and Statutory Prospectus, each dated

December 2, 2016, and as each may be supplemented from time to time

Effective October 27, 2017, DBX Advisors LLC (the “Adviser”) has adopted a fee waiver arrangement for the Fund. Accordingly, effective immediately, the Summary Prospectus and Statutory Prospectus for the Fund will be revised as follows:

The following table replaces the “Annual Fund Operating Expenses” table in the section of the Summary Prospectus and Statutory Prospectus entitled “Xtrackers USD High Yield Corporate Bond ETF—Fees and Expenses—Annual Fund Operating Expenses:”

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.25
Other Expenses	None
Total Annual Fund Operating Expenses	0.25
Fee Waiver and/or Expense Reimbursement*	(0.05)
Total Annual Fund Operating Expenses After Fee Waiver	0.20

*The Adviser has agreed, until October 27, 2018, to waive a portion of its management fees to the extent necessary to prevent the operating expenses of the Fund from exceeding 0.20% of the Fund’s average daily net assets. This fee waiver may only be terminated by the Fund’s Board (and may not be terminated by the Adviser) prior to that time.

The following table replaces the “Example” table in the section of the Summary Prospectus and Statutory Prospectus entitled “Xtrackers USD High Yield Corporate Bond ETF—Fees and Expenses—Example:”

1 Year	3 Years
$20	$75

Please retain this supplement for future reference.